UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

June 17, 2019

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2019, Diamedix Corporation, a wholly-owned subsidiary of ERBA Diagnostics, Inc., as seller (“Diamedix”), entered into a Purchase and Sale Agreement (the “Agreement”) with PRH Investments, LLC, as buyer (“Buyer”), for the sale of the real property owned by Diamedix located at 2115, 2127, 2140, 2141, 2150, 2160 North Miami Avenue, 2155 NW Miami Court and 38 NW 22nd Street, in Miami, Florida, and all improvements thereon (collectively, the “Property”).

Purchase Price. The purchase price for the Property is $21,750,000 (the “Purchase Price”).

Survey Review Period. The Agreement provides a 14 day survey period (the “Survey Review Period”) during which Buyer has the right to review a current ALTA/NSPS survey of the Property and confirm the square footage of the Property. If the Survey reflects that the Property contains less than a certain square footage, then Buyer may terminate the Agreement by providing written notice on or before expiration of the Survey Review Period (such notice, the “Survey Termination Notice”). To the extent that the Agreement is not terminated prior to the expiration of the Survey Review Period, Buyer has the right to record a Memorandum of Contract against the Property pursuant to which third parties are put on notice of the existence of the Agreement and Buyer is given the right to record a claim of lien against the Property if Diamedix fails to return the Earnest Money (or any portion thereof) as required pursuant to the Agreement.

Examination Period. The Agreement provides for a 60 day examination period (the “Examination Period”) during which Buyer has the right to conduct a due diligence investigation of the Property and terminate the Agreement in its sole and absolute discretion. While the Agreement is binding upon Diamedix, Buyer, in its sole and absolute discretion, may terminate the Agreement during the Examination Period.

Anticipated Closing Date. The Agreement provides for the consummation of the purchase and sale of the Property to occur within 60 days after the expiration of the Examination Period.

Earnest Money. Upon entering into the Agreement, Buyer will place into escrow the sum of  $100,000 (the “Initial Earnest Money Deposit”), and, upon the expiration of the Examination Period, Buyer will deliver to Diamedix the sum of $400,000 (the “Additional Earnest Money Deposit,” together with the Initial Earnest Money Deposit, collectively, the “Earnest Money”).  If Buyer terminates the Agreement during the Survey Review Period by providing a Survey Termination Notice, then the Initial Earnest Money Deposit will be returned to Buyer.  If the Survey reflects that the Property contains more than a certain square footage or if Buyer fails to timely deliver a Survey Termination Notice prior to the expiration of the Survey Review Period, then the Escrow Agent will deliver to Diamedix the Initial Earnest Money Deposit. If Buyer terminates the Agreement after the expiration of the Survey Review Period, but prior to the expiration of the Examination Period, then the Initial Earnest Money Deposit will be retained by Diamedix. Once any portion of the Earnest Money is delivered to Diamedix, Diamedix is not required to hold the Earnest Money in escrow and such Earnest Money may be utilized by Diamedix for any purpose and without restriction, subject however, to Diamedix’s obligation to return the Earnest Money following a termination of the Agreement pursuant to certain terms of the Agreement.

Defaults. In the event of a default under the Agreement by Buyer, Diamedix would be entitled to terminate the Agreement and retain the Earnest Money as its sole remedy.  In the event of a default under the Agreement by Diamedix, Buyer would be entitled to: (i) terminate the Agreement and receive a refund of the Initial Earnest Money Deposit and/or Additional Earnest Money Deposit, as applicable, together with a reimbursement from Diamedix of Buyer’s documented third party transaction costs and expenses up to $75,000; (ii) attempt to specifically enforce the performance by Diamedix of its obligations under the Agreement; or (iii) only if the remedy of specific performance is not available to Buyer as a result of an intentional act on the part of  Diamedix, then Buyer may pursue an action against Diamedix for Buyer’s actual damages.

Reimbursement of Certain Costs. In connection with the demolition of certain improvements located on the Property in accordance with the terms of the Agreement, Buyer has agreed to reimburse Diamedix for any costs and/or expenses incurred by Diamedix in connection with such demolition in excess of $100,000.

Assignment. The Agreement may be assigned by Buyer to any entity in which Buyer or its principals have a controlling interest without the consent of Diamedix.

Certain Other Provisions. The Agreement contains other representations, warranties, conditions, covenants and agreements that the Company believes are customary for transactions of this type.

The foregoing description of the Agreement set forth under this Item 1.01 does not purport to be complete. Such description is only a summary and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 in its entirety.

As of March 31, 2019, the net book value of the land, buildings and improvements being sold was $352,957.

Safe Harbor Statement

Except for the historical matters contained herein, statements in this Current Report on Form 8-K are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be preceded by, followed by or otherwise include the words “may,” “will,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “could,” “would,” “should,” or similar expressions or statements that certain events or conditions may occur. These forward-looking statements are based largely on ERBA Diagnostics, Inc.’s expectations and the beliefs and assumptions of ERBA Diagnostics, Inc.’s management and on the information currently available to it and are subject to a number of risks and uncertainties, including, but not limited to, the risks and uncertainties that:

●	Buyer may terminate the Agreement during the 14 day Survey Review Period;

●	Buyer, in its sole and absolute discretion, may terminate the Agreement during the 60 day Examination Period;

●	the consummation of the purchase and sale of the Property may not occur when anticipated, or at all; and

●	other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements.

Many of these factors are beyond the control of ERBA Diagnostics, Inc. See also the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC for further discussion of certain risks and uncertainties that could materially and adversely affect the Company’s business, operating results or financial condition.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibit 10.1 – Purchase and Sale Agreement, dated as of June 17, 2019, by and between Diamedix Corporation and PRH Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: June 17, 2019	By:	/s/ David Barka,
David Barka,
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Purchase and Sale Agreement, dated as of June 17, 2019, by and between Diamedix Corporation and PRH Investments, LLC.